Annual Report

Summit
Municipal
Funds

October 31, 2001

T. Rowe Price



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Summit Municipal Fund

o Amid economic weakness and steep declines in interest rates, tax-free municipal bonds posted strong returns in the 6- and 12-month periods ended October 31. Money market yields fell sharply.

o The Summit Municipal Funds surpassed their Lipper benchmarks in both periods because of our investment strategies and below-average expenses.

o The money fund benefited from a long weighted average maturity, while the bond funds' returns were boosted by price appreciation of virtually all of their holdings.

o Municipal securities appear very attractive relative to taxable bonds and money market instruments, and should continue to be.


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Fellow Shareholders

Amid economic weakness, stock market declines, and aggressive interest rate reductions by the Federal Reserve, tax-free municipal bonds posted strong returns in the 6- and 12-month periods ended October 31, 2001. Municipal money market securities, whose returns track prevailing short-term interest rates, provided a safe haven but relatively low income amid declining yields.

     MARKET ENVIRONMENT

     Economic news was discouraging in the past six months-a period that will always be remembered for the shattering events of September 11. As corporations worked through excess inventory and capacity, consumer spending decelerated, and GDP shrank at an annualized rate of 0.4% in the third quarter. It is likely that the economy is now in a recession, commonly defined as two consecutive quarters of negative GDP growth.

     The fragile economy and the need for increased liquidity following the terrorist attacks prompted the Federal Reserve to reduce short-term rates to their lowest levels in 40 years. Since the end of last year, the Fed cut the federal funds target rate-a benchmark for various lending rates-nine times, from 6.5% to 2.5%. (After our reporting period, the Fed reduced the fed funds rate to 2.0% on November 6.)


     Municipal Bond and Note Yields

                               30-Year              5-Year               1-Year
                                   AAA                 AAA              Moody's
                               General             General           Investment
                            Obligation          Obligation         Grade 1 Note

10/00                             5.52                4.48                 4.40
                                  5.43                4.46                 4.40
                                  5.16                4.15                 4.00
01/01                             5.17                3.84                 3.40
                                  5.15                3.86                 3.30
                                  5.13                3.73                 3.05
04/01                             5.32                3.94                 3.05
                                  5.27                3.78                 2.80
                                  5.22                3.73                 2.60
07/01                             5.06                3.56                 2.65
                                  4.95                3.30                 2.45
                                  5.07                3.22                 2.20
10/01                             4.93                3.13                 2.00


     Municipal bond yields declined in the last six months and ended the period at or below levels last seen in late 1998. Boosted by price appreciation and increased demand from investors seeking higher yields, long-term securities fared best. Below investment-grade securities, particularly airport- and airline-related issues, lagged higher-quality municipals. Since the end of last year, short- and intermediate-term municipals posted sterling returns. Shorter-term securities are more sensitive to monetary policy changes; their yields tracked Fed rate cuts more closely, as shown in the graph on page 1.

     Year-to-date municipal issuance is 36% higher than in the same 10-month period last year. In fact, total new supply thus far this year ($223 billion) already exceeds the value of all tax-free bonds issued in 2000 ($199 billion), as state and local governments have taken advantage of lower borrowing costs. Despite the supply increase, investor appetite for municipal securities-which have performed better than equities this year and are less volatile-has been strong.


SUMMIT MUNICIPAL MONEY MARKET FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------

Summit Municipal
Money Market Fund                                     1.25%                3.01%

Lipper Tax-Exempt Money
Market Funds Average                                  1.05                 2.64


     Your fund returned 1.25% and 3.01% for the 6- and 12-month periods ending October 31, 2001, respectively. The fund outperformed its benchmark, the Lipper Tax-Exempt Money Market Funds Average, in both periods because of its relatively long weighted average maturity and below-average expenses. Reflecting the general decline in money market yields, the fund's 6- and 12-month dividend per share fell in the last six months (as shown in the table on page 7), and its seven-day compound yield dropped from 3.80% to 2.02%. For investors in the 35% federal tax bracket, the 2.02% yield was equivalent to a pretax yield of about 3.11%.

     Short-term tax-exempt rates declined substantially, tracking the Fed's dramatic cuts in the fed funds rate. Overnight lending rates fell about 70 basis points, while seven-day rates plunged an average of 130 basis points. (One hundred basis points equal one percentage point.) Yields on one-year notes also tumbled-from an average of 3.05% at the end of April to an average of 2.10% at the end of October.

     As mentioned, the fund's relatively long weighted average maturity was a factor in the fund's favorable performance relative to its benchmark. In anticipation of continued reductions in short-term interest rates, we kept the fund's weighted average maturity relatively long (59 days at the end of October). We also substantially underweighted variable rate securities. These strategies enabled the fund to sustain a higher yield than its competitors despite the rapid decline in short-term rates. In the near term, we expect short-term rates to remain low. We will likely keep the fund's average maturity relatively long until we see signs of an economic revival.


SUMMIT MUNICIPAL INTERMEDIATE FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------

Summit Municipal
Intermediate Fund                                     5.27%                9.48%

Lipper Intermediate Municipal
Debt Funds Average                                    5.23                 9.23


     Your fund posted solid returns of 5.27% and 9.48%, respectively, for the 6- and 12-month periods ending October 31, 2001. Because of our strategy and below-average expenses, fund performance in both periods was better than its benchmark, the Lipper Intermediate Municipal Debt Funds Average, as shown in the table.

     The appreciation of our holdings amid declining interest rates was a major component of the fund's six-month return. From the end of April through the end of October, the fund's net asset value (NAV) rose $0.31, while the portfolio earned dividend income of $0.24 per share. For the 12-month period, income and rising bond prices contributed equally to fund performance: dividends per share and NAV appreciation each equaled $0.48. The fund's 30-day dividend yield slipped from 4.58% to 4.35% in the last six months; for investors in the 35% federal tax bracket, the 4.35% yield was equivalent to a pretax yield of about 6.69%.

     Although we kept the portfolio's duration in a narrow range in the last six months, it finished the period where it began, at 4.7 years. (Duration is a measure of a bond or bond fund's sensitivity to interest rate fluctuations. A fund with a five-year duration would rise about 5% in price in response to a one-percentage-point fall in interest rates, and vice versa.) Our duration strategy did not really contribute to the fund's outperformance. Although our shorter-term municipals performed well, fund performance would have been better if we had had lower cash reserves and more exposure to longer maturities because longer-term bonds fared best in the last six months. Our top performing holdings were zero-coupon bonds (which rose between 10% and 30%) and long-term bonds trading to their call dates.

     Several sectors of the municipal market made solid contributions to fund performance, including hospital, life care, and solid waste revenue bonds. BBB rated securities-which usually yield more than bonds with higher credit quality-also rose in price as the differences between their yields and those of higher-rated bonds narrowed. Airport and airline revenue bonds, as well as other securities whose income is subject to the alternative minimum tax (AMT), detracted from our results.

     We changed the fund's sector diversification modestly in the last six months. We reduced our solid waste revenue positions in favor of locally issued general obligations. In addition, we increased our electric revenue holdings while trimming exposure to several other areas. Although our hospital and health care allocations were unchanged, we shifted some assets within these sectors to lower-quality holdings to take advantage of higher yields. This did not affect the portfolio's overall credit quality, which remained high at AA-.


SUMMIT MUNICIPAL INCOME FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------

Summit Municipal Income Fund                          6.14%               10.87%

Lipper General Municipal
Debt Funds Average                                    5.66                 9.63


     Your fund posted strong returns of 6.14% and 10.87%, respectively, for the 6- and 12-month periods ending October 31, 2001. As shown in the table, performance in both periods was superior to that of its benchmark, the Lipper General Municipal Debt Funds Average. Returns in both periods were helped by our exposure (17% of fund assets) to the robust hospital and life care sectors in the last six months. In addition, our exposure to long-term bonds, especially noncallable zero-coupon bonds with very long durations, was very favorable. (See our summary of the Summit Municipal Intermediate Fund for an explanation of duration.) Low exposure to airline bonds, which suffered after the September 11 terrorist attacks, was also beneficial to our relative performance.

     As with the Summit Municipal Intermediate Fund, the appreciation of our holdings amid declining interest rates substantially contributed to fund performance. Since the end of April, the fund's net asset value (NAV) rose $0.37, while the portfolio earned dividend income of $0.26 per share. For the 12-month period, the fund earned $0.52 per share dividend income, while its NAV rose $0.56. Reflecting the decline in long-term interest rates, the fund's 30-day dividend yield slipped modestly from 5.06% to 4.82% in the last six months. For investors in the 35% federal tax bracket, the 4.82% yield was equivalent to a pretax yield of 7.42%, which is well above the yield levels offered by many high-quality taxable bonds.

     In the last six months, the fund's duration eased from 7.5 to 7.1 years as bond price appreciation caused some of our holdings to trade to their call dates. However, we were able to mitigate further declines in duration by increasing exposure to noncallable bonds and by purchasing bonds with longer durations. Overall, we kept our duration posture neutral to slightly aggressive because we anticipated that interest rates would continue to fall. Given the weakening global economy, the unlikely threat of inflation, and the probability that the Fed will continue to cut rates, we expect to maintain this stance until we see signs of an economic recovery.

     We made a few changes to the fund's sector diversification in the last six months. We trimmed our hospital and housing finance revenue positions and sold some educational revenue bonds in favor of electric revenue securities and, to a lesser extent, locally issued general obligations. The portfolio's credit quality diversification was little changed; its overall average quality remained at A+.


Quality Diversification
--------------------------------------------------------------------------------

Summit Municipal Income Fund

AAA                           9
AA                           52
A                            14
BBB                          15
BB                            5
B and Below                   5


OUTLOOK

     Municipal securities, including money market instruments, have significantly increased in attractiveness compared with taxable fixed-income securities in the last six months. Although interest rates have fallen to extremely low levels, tax-free rates have declined much more slowly than yields of comparable taxable securities. As a result, municipal yields compare very favorably to taxable alternatives on an after-tax basis-even to investors in the lowest tax brackets. At the same time, we have to forecast lower returns from municipal bonds, given the lower level of income resulting from this year's interest rate declines.

     In the aftermath of the September 11 terrorist attacks, the economy is likely to be weaker than previously anticipated. In response, the Federal Reserve will probably continue to reduce short-term interest rates. The combination of weak or no growth, very low inflation, and stimulative Fed policy-coupled with the Treasury's late-October decision to stop issuing 30-year bonds-presents a favorable environment for municipal bonds. Looking ahead, we will be mindful of signs that fiscal and monetary stimuli are taking hold in the economy, which may change our outlook.

     Respectfully submitted,

     Joseph K. Lynagh
     Chairman of the Investment Advisory Committee
     Summit Municipal Money Market Fund


     Charles B. Hill
     Chairman of the Investment Advisory Committee
     Summit Municipal Intermediate Fund


     Konstantine B. Mallas
     Chairman of the Investment Advisory Committee
     Summit Municipal Income Fund

     November 16, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                   4/30/01             10/31/01
Summit Municipal Money Market Fund
--------------------------------------------------------------------------------

Price Per Share                            $          1.00      $          1.00

Dividends Per Share
   For 6 months                                      0.017                0.013
   For 12 months                                     0.037                0.030

Dividend Yield (7-Day Compound)*                      3.80%                2.02%

Weighted Average Maturity (days)                        62                   59

Weighted Average Quality**                      First Tier           First Tier


Summit Municipal Intermediate Fund
--------------------------------------------------------------------------------

Price Per Share                            $         10.47      $         10.78

Dividends Per Share
   For 6 months                                       0.24                 0.24
   For 12 months                                      0.48                 0.48

30-Day Dividend Yield *                               4.58%                4.35%

30-Day Standardized Yield to Maturity                 4.13                 3.57

Weighted Average Effective Maturity (years)           6.10                 5.80

Weighted Average Effective Duration (years)           4.70                 4.70

Weighted Average Quality ***                           AA-                  AA-

                                                        (continued on next page)



T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Portfolio Highlights

KEY STATISTICS

                                                   4/30/01             10/31/01
Summit Municipal Income Fund
--------------------------------------------------------------------------------

Price Per Share                            $         10.32      $         10.69

Dividends Per Share
   For 6 months                                       0.26                 0.26
   For 12 months                                      0.52                 0.52

30-Day Dividend Yield*                                5.06%                4.82%

30-Day Standardized Yield to Maturity                 4.85                 4.45

Weighted Average Effective Maturity (years)          15.50                16.40

Weighted Average Effective Duration (years)           7.50                 7.10

Weighted Average Quality ***                            A+                   A+

* Dividends earned for the last 30 days of each period indicated (7 days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***  Based on T. Rowe Price research.



T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Portfolio Highlights

SECTOR DIVERSIFICATION

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   4/30/01             10/31/01

Summit Municipal Money Market Fund
--------------------------------------------------------------------------------

Housing Finance Revenue                                 20%                  30%
Air and Sea Transportation Revenue                      21                   15
Educational Revenue                                     11                   14
Industrial and Pollution Control Revenue                17                    9
Prerefunded Bonds                                        4                    8
General Obligation - Local                               4                    7
General Obligation - State                               8                    6
Lease Revenue                                            6                    4
Electric Revenue                                         1                    3
Hospital Revenue                                         2                    2
All Other                                                5                    2
Other Assets Less Liabilities                            1                   --
--------------------------------------------------------------------------------
Total                                                  100%                 100%

                                                        (continued on next page)



T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Portfolio Highlights

SECTOR DIVERSIFICATION

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   4/30/01             10/31/01

Summit Municipal Intermediate Fund
--------------------------------------------------------------------------------

General Obligation - Local                              16%                  18%
Hospital Revenue                                        11                   11
Electric Revenue                                         6                    9
Dedicated Tax Revenue                                    8                    9
General Obligation - State                               8                    9
Lease Revenue                                            6                    7
Water and Sewer Revenue                                  7                    6
Air and Sea Transportation Revenue                       4                    6
Escrowed to Maturity                                     4                    4
Life Care/Nursing Home Revenue                           4                    4
Industrial and Pollution Control Revenue                 4                    4
Housing Finance Revenue                                  4                    3
Educational Revenue                                      4                    3
Prerefunded                                              3                    3
Solid Waste Revenue                                      4                    2
All Other                                                5                    1
Other Assets Less Liabilities                            2                    1
--------------------------------------------------------------------------------
Total                                                  100%                 100%

                                                        (continued on next page)



T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Portfolio Highlights

SECTOR DIVERSIFICATION

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   4/30/01             10/31/01

Summit Municipal Income Fund
--------------------------------------------------------------------------------

Hospital Revenue                                        13%                  12%
Housing Finance Revenue                                 11                   10
General Obligation - Local                               6                    9
Electric Revenue                                         2                    9
Dedicated Tax Revenue                                    7                    9
Air and Sea Transportation Revenue                       6                    8
Water and Sewer Revenue                                  6                    6
Lease Revenue                                            6                    6
Life Care/Nursing Home Revenue                           5                    5
Prerefunded Bonds                                        4                    5
Solid Waste Revenue                                      4                    4
General Obligation - State                               4                    4
Industrial and Pollution Control Revenue                 3                    3
Ground Transportation Revenue                            4                    3
Educational Revenue                                      7                    3
Other Revenue                                           --                    2
Escrowed to Maturity                                     3                    2
All Other                                               10                   --
Other Assets Less Liabilities                           -1                   --
--------------------------------------------------------------------------------
Total                                                  100%                 100%



T. Rowe Price Summit Municipal Funds
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Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $25,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


     SUMMIT MUNICIPAL MONEY MARKET FUND
     ---------------------------------------------------------------------------

     As of 10/31/01

                                                   Lipper                Summit
                                               Tax-Exempt             Municipal
                                             Money Market          Money Market
                                             Funds Average                Fund
     10/31/93                                       25,000               25,000
     10/31/94                                       25,545               25,588
     10/31/95                                       26,405               26,491
     10/31/96                                       27,210               27,361
     10/31/97                                       28,050               28,284
     10/31/98                                       28,900               29,210
     10/31/99                                       29,665               30,056
     10/31/00                                       30,685               31,171
     10/31/01                                       31,515               32,108



     SUMMIT MUNICIPAL INTERMEDIATE FUND
     ---------------------------------------------------------------------------

     As of 10/31/01

                                                    Lipper
                                              Intermediate
                                  Lehman         Municipal                Summit
                                  7-Year              Debt             Municipal
                               Municipal             Funds          Intermediate
                              Bond Index           Average                 Fund

     Oct-93                       25,000            25,000               25,000
     Oct-94                       24,526            24,149               25,045
     Oct-95                       27,555            26,929               27,899
     Oct-96                       28,837            28,207               29,403
     Oct-97                       30,979            30,183               31,691
     Oct-98                       33,269            32,244               33,875
     Oct-99                       33,271            31,799               33,550
     Oct-00                       35,542            33,829               35,798
     Oct-01                       39,045            36,968               39,190



T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

     Performance Comparison
     ---------------------------------------------------------------------------


     SUMMIT MUNICIPAL INCOME FUND
     ---------------------------------------------------------------------------

     As of 10/31/01
                                                    Lipper
                                                   General
                                  Lehman         Municipal               Summit
                               Municipal        Debt Funds            Municipal
                              Bond Index           Average          Income Fund

     10/31/93                     25,000            25,000               25,000
     10/31/94                     23,911            23,538               23,905
     10/31/95                     27,459            26,770               27,416
     10/31/96                     29,024            28,208               29,345
     10/31/97                     31,489            30,560               32,438
     10/31/98                     34,013            32,768               35,177
     10/31/99                     33,411            31,423               33,917
     10/31/00                     36,255            33,735               36,640
     10/31/01                     40,063            36,985               40,623



Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods
Ended                                                       Since     Inception
10/31/01                1 Year    3 Years    5 Years    Inception          Date

Summit Municipal
Money Market Fund        3.01%      3.20%      3.25%        3.18%      10/29/93

Summit Municipal
Intermediate Fund        9.48       4.98       5.92         5.78       10/29/93

Summit Municipal
Income Fund             10.87       4.91       6.72         6.25       10/29/93

     Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Summit Municipal Money Market Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                           Year
                          Ended
                       10/31/01    10/31/00    10/31/99    10/31/98    10/31/97

NET ASSET VALUE

Beginning of
period                $   1.000   $   1.000   $   1.000   $   1.000   $   1.000

Investment activities
  Net investment
  income (loss)           0.030       0.037       0.029       0.032       0.033

Distributions
  Net investment
  income                 (0.030)     (0.037)     (0.029)     (0.032)     (0.033)

NET ASSET VALUE
End of period          $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
                       ---------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)                  3.01%       3.71%       2.90%       3.27%       3.37%

Ratio of total
expenses
to average
net assets                 0.45%       0.45%       0.45%       0.45%       0.45%

Ratio of net
investment
income (loss)
to average
net assets                 2.95%       3.66%       2.87%       3.23%       3.31%

Net assets,
end of period
(in thousands)         $ 242,684   $ 213,002   $ 185,305   $ 170,924   $ 140,557

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Municipal Intermediate Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                           Year
                          Ended
                       10/31/01    10/31/00    10/31/99    10/31/98    10/31/97

NET ASSET VALUE

Beginning of
period                $   10.30   $   10.12   $   10.70   $   10.51   $   10.22

Investment activities
  Net investment
  income (loss)            0.48        0.48        0.46        0.48        0.49

  Net realized
  and unrealized
  gain (loss)              0.48        0.18       (0.56)       0.23        0.29

  Total from
  investment
  activities               0.96        0.66       (0.10)       0.71        0.78

Distributions
  Net investment
  income                  (0.48)      (0.48)      (0.46)      (0.48)      (0.49)

  Net realized
  gain                       --          --      (0.02)      (0.04)          --

  Total
  distributions           (0.48)      (0.48)      (0.48)      (0.52)      (0.49)

NET ASSET VALUE
End of period         $   10.78   $   10.30   $   10.12   $   10.70   $   10.51
                      ----------------------------------------------------------


Ratios/Supplemental Data

Total
return
(diamond)                 9.48%       6.70%      (0.96)%      6.89%       7.78%

Ratio of
total expenses
to average
net assets                0.50%       0.50%       0.50%       0.50%       0.50%

Ratio of
net investment
income (loss)
to average
net assets                4.51%       4.73%       4.43%       4.51%       4.67%

Portfolio
turnover rate             20.3%       41.3%       38.5%       22.2%       53.8%

Net assets,
end of period
(in thousands)        $  93,226   $  79,407   $  83,794   $  75,928   $  46,906

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Municipal Income Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                           Year
                          Ended
                       10/31/01    10/31/00    10/31/99    10/31/98    10/31/97

NET ASSET VALUE

Beginning of
period                $   10.13   $    9.88   $   10.79   $   10.44   $    9.97

Investment activities
  Net investment
  income (loss)            0.52        0.52        0.49        0.51        0.55

  Net realized
  and unrealized
  gain (loss)              0.56        0.25       (0.86)       0.35        0.47

  Total from
  investment
  activities               1.08        0.77       (0.37)       0.86        1.02

Distributions
  Net investment
  income                  (0.52)      (0.52)      (0.49)      (0.51)      (0.55)

  Net realized
  gains                      --          --       (0.05)         --          --

  Total
  distributions           (0.52)      (0.52)      (0.54)      (0.51)      (0.55)

NET ASSET VALUE
End of period         $   10.69   $   10.13   $    9.88   $   10.79   $   10.44


Ratios/Supplemental Data

Total
returnu
(diamond)                10.87%       8.03%      (3.58)%      8.44%      10.54%

Ratio of
total expenses
to average
net assets                0.50%       0.50%       0.50%       0.50%       0.50%

Ratio of net
investment
income (loss)
to average
net assets                4.95%       5.23%       4.71%       4.82%       5.38%

Portfolio
turnover rate             53.0%       55.8%       79.7%       48.1%       35.7%

Net assets,
end of period
(in thousands)        $  83,054   $  69,227   $  72,558   $  65,958   $  29,102

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Municipal Money Market Fund
--------------------------------------------------------------------------------
                                                                October 31, 2001

Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                            In thousands

ARIZONA  3.1%

Salt River Agricultural Improvement & Power
  TECP, 2.00 - 2.05%, 11/14 - 12/7/01      $         7,470      $         7,470

Total Arizona (Cost  $7,470)                                              7,470


ARKANSAS  4.1%

Arkansas Development Fin. Auth. Single Family
  Mortgage Revenue, 2.75%, 1/2/02 *                 10,000               10,000

Total Arkansas (Cost  $10,000)                                           10,000


COLORADO  2.9%

Denver City & County Airport
    7.00%, 11/15/25 (Prerefunded 11/15/01!) *        1,175                1,177

    8.75%, 11/15/23 (Prerefunded 11/15/01!) *        5,790                5,928

Total Colorado (Cost  $7,105)                                             7,105


CONNECTICUT  0.1%

Connecticut, GO, 4.90%, 3/15/02                        150                  151

Total Connecticut (Cost  $151)                                              151


DELAWARE  0.0%

Delaware, GO, 5.50%, 12/1/01                           100                  100

Total Delaware (Cost  $100)                                                 100


DISTRICT OF COLUMBIA  2.2%

District of Columbia
    5.10%, 6/1/02 (Escrowed to Maturity)               245                  249

    5.625%, 6/1/02 (Escrowed to Maturity)              150                  152

    5.625%, 6/1/02 (AMBAC Insured)
    (Escrowed to Maturity)                             460                  468

    6.00%, 6/1/02 (Escrowed to Maturity)               120                  122

District of Columbia, GO
     5.00%, 12/1/01
    (FGIC Insured) (Escrowed to Maturity)              475                  476

Metropolitan Washington Airports Auth.

    VRDN (Currently 2.23%)
    (MBIA Insured) *                       $         3,800      $         3,800

Total District of Columbia (Cost  $5,267)                                 5,267


FLORIDA  1.2%

Broward County, GO, 3.75%, 1/1/02                    1,655                1,659

Florida, 6.40%, 7/1/22 (Prerefunded 7/1/02!)           205                  212

Florida Division Bond Fin. Dept. General Services
     6.25%, 7/1/07 (MBIA Insured)
    (Prerefunded 7/1/02!)                              100                  103

Lee County Housing Fin. Auth. Single Family
  Mortgage Revenue
    2.30%, 10/25/02 (FGIC Insured) *                 1,000                1,000

Total Florida (Cost  $2,974)                                              2,974


GEORGIA  4.5%

DeKalb County Dev. Auth., 4.375%, 11/1/01              250                  250

DeKalb County, GO, 6.20%, 1/1/02                       200                  201
Georgia, GO
    5.75%, 3/1/02                                      100                  101

    6.25%, 4/1/02                                      100                  101

    7.00%, 11/1/01                                     370                  370

Georgia HFA, 4.30%, 12/1/01 *                          340                  340

Gwinnett County School Dist., GO, 6.00%, 2/1/02        380                  383

Private Colleges & Univ. Auth., VRDN
  (Currently 1.77%)                                  2,500                2,500

Savannah Economic Dev. Auth.
  Home Depot

    VRDN (Currently 2.15%) *                         2,250                2,250

    VRDN (Currently 2.20%) *                         4,400                4,400

Total Georgia (Cost  $10,896)                                            10,896


HAWAII  2.1%

Hawaii Airport, VRDN (Currently 2.20%)
  (FGIC Insured) *                                   5,000                5,000

Total Hawaii (Cost  $5,000)                                               5,000


ILLINOIS  8.0%

Chicago O' Hare Int'l. Airport
    VRDN (Currently 2.20%)
    (AMBAC Insured) *                      $         6,070      $         6,070

Illinois, GO

    5.00%, 1/1/02                                      500                  502

    5.125%, 12/1/01 (FGIC Insured)                     350                  351

Illinois Sales Tax, GO, 4.40%, 6/15/02                 500                  503

Illinois Student Assistance Commission

    VRDN (Currently 2.10%) *                         5,000                5,000

    VRDN (Currently 2.10%) (MBIA Insured) *          4,000                4,000

Lake County, PCR, W.W. Grainger,
  VRDN (Currently 2.40%) *                           1,500                1,500

Southwestern Dev. Auth., Shell Oil,
  VRDN (Currently 2.15%) *                           1,000                1,000

Will County, Amoco Chemical Project,
  VRDN (Currently 2.15%) *                             600                  600

Total Illinois (Cost  $19,526)                                           19,526


INDIANA  3.4%

Gibson County, PCR

Toyota Motor Credit, VRDN (Currently 2.00%) *        3,000                3,000

Toyota Motor Manufacturing Project
  VRDN (Currently 2.00%) *                           5,000                5,000

Indianapolis, 6.70%, 1/1/17 (Prerefunded 1/1/02!)      250                  257

Total Indiana (Cost  $8,257)                                              8,257


IOWA  1.2%

Iowa Fin. Auth., VRDN (Currently 2.20%) *            3,000                3,000

Total Iowa (Cost  $3,000)                                                 3,000


KENTUCKY  0.2%

Lexington Fayette Urban County Gov't.
    6.30%, 4/1/06 (Prerefunded 4/1/02!)                355                  368

Total Kentucky (Cost  $368)                                                 368


LOUISIANA  2.3%

New Orleans

    7.00%, 9/1/19 (FGIC Insured)
    (Prerefunded 9/1/02!)                  $           100      $           104

New Orleans Aviation Board
    VRDN (Currently 2.20%)
    (MBIA Insured) *                                 5,060                5,060

Orleans Parish School Board
    8.60%, 2/1/02 (MBIA Insured)
    (Escrowed to Maturity)                             165                  167

Saint Charles Parish, PCR,
  Shell Oil, VRDN (Currently 2.15%) *                  300                  300

Total Louisiana (Cost  $5,631)                                            5,631


MARYLAND  6.9%

Baltimore County, GO, TECP, BAN, 2.55%, 1/11/02      2,000                2,000

Howard County, GO, 4.00%, 2/15/02                       50                   50

Maryland, GO
    4.20%, 7/15/02                                     200                  203

    5.10%, 2/1/02                                      100                  100

    5.25%, 10/15/02                                    165                  170

Maryland CDA, Parklane Apartments,
  VRDN (Currently 2.10%) *                           5,400                5,400

Maryland DOT, 4.20%, 12/15/01                          270                  270

Maryland Stadium Auth., Sports Fac.,
  VRDN (Currently 2.058%) *                          8,405                8,405

Washington Suburban Sanitary Dist.
  Sewage Disposal
    6.50%, 11/1/05 (Prerefunded 11/1/01!)               70                   72

Washington Suburban Sanitary Dist., GO
    6.50%, 11/1/14 (Prerefunded 11/1/01!)               15                   15

Total Maryland (Cost  $16,685)                                           16,685


MASSACHUSETTS  2.8%

Massachusetts, GO, 4.60%, 2/1/02                       160                  161

Massachusetts Water Resources Auth.
    6.50%, 12/1/19 (Prerefunded 12/1/01!)              550                  562

    6.50%, 7/15/21 (Prerefunded 7/15/02!)              270                  283

    6.75%, 7/15/12 (Prerefunded 7/15/02!)              175                  184

Massachusetts Housing Fin. Agency, Single Family
    2.75%, 11/30/01 *                                5,000                5,000

Massachusetts Municipal Wholesale Electric Power
    6.75%, 7/1/17 (Prerefunded 7/1/02!)    $           520      $           545

Total Massachusetts (Cost  $6,735)                                        6,735


MICHIGAN  1.7%

Michigan HDA, Rental Housing
    VRDN (Currently 2.00%)
    (MBIA Insured) *                                 4,200                4,200

Total Michigan (Cost  $4,200)                                             4,200


MINNESOTA  2.2%

Minnesota, 6.00%, 8/1/06 (Prerefunded 8/1/02!)       5,000                5,131

Washington County Housing & Redev. Auth.
    6.60%, 2/1/02 (MBIA Insured)
    (Escrowed to Maturity)                             235                  237

Total Minnesota (Cost  $5,368)                                            5,368


NEBRASKA  0.1%

Nebraska Public Power Dist., 4.30%, 1/1/02
  (Escrowed to Maturity)                               250                  251

Total Nebraska (Cost  $251)                                                 251


NEVADA  7.3%

Clark County Airport

    VRDN (Currently 2.00%) *                         3,000                3,000

    VRDN (Currently 2.10%) (FGIC Insured) *          4,600                4,600

Clark County, GO, 4.625%, 6/1/02
  (MBIA Insured)                                       150                  152

Nevada Housing Division, Multi Unit Housing
    VRDN (Currently 2.20%) *                         9,900                9,900

Total Nevada (Cost  $17,652)                                             17,652


NEW MEXICO  0.9%

New Mexico Mortgage Fin. Auth., 3.25%, 11/1/01 *     2,250                2,250

Total New Mexico (Cost  $2,250)                                           2,250


NEW YORK  2.5%

New York, GO, RAN, 3.00%, 4/12/02          $         5,000      $         5,022

New York City Transitional Fin. Auth.,
  BAN, 3.25%, 10/2/02                                1,000                1,010

Total New York (Cost  $6,032)                                             6,032


NORTH CAROLINA  0.5%

Charlotte, Convention Fac. Project
    6.75%, 12/1/21 (AMBAC Insured)
    (Prerefunded 12/1/01!)                             265                  271

Mecklenburg County, 6.20%, 1/1/05
  (Prerefunded 1/1/02!)                                400                  408

North Carolina, GO
  Capital Improvement, 4.70%, 2/1/02                   100                  101

  Prison & Youth Services Fac.
    6.20%, 3/1/08 (Prerefunded 3/1/02!)                200                  206

Pitt County Memorial Hosp., 6.90%, 12/1/21
  (Prerefunded 12/1/01!)                               215                  220

Univ. Chapel Hill, Housing Systems
  6.30%, 11/1/08 (Prerefunded 11/1/01!)                100                  102

Total North Carolina (Cost  $1,308)                                       1,308


OHIO  2.8%

Northeast Ohio Regional Sewer Dist.
  Wastewater Improvement
    6.50%, 11/15/16 (AMBAC Insured)
    (Prerefunded 11/15/01!)                          1,570                1,587

Ohio, GO
    4.40%, 8/1/02                                       50                   51

    4.75%, 5/15/02                                     100                  101

Ohio Housing Fin. Agency Mortgage,
  2.75%, 8/15/02 *                                   5,000                5,000

Total Ohio (Cost  $6,739)                                                 6,739


OREGON  4.3%

Oregon, GO, 7.10%, 1/1/02                              300                  302

Oregon Housing & Community Services Dept.
  Single Family Mortgage

    2.20%, 9/12/02                                   1,000                1,000

    2.85%, 2/12/02 *                                 1,255                1,255

    3.25%, 3/28/02 *                       $         3,000      $         3,000

    4.45%, 11/28/01 *                                5,000                5,000

Total Oregon (Cost  $10,557)                                             10,557


PENNSYLVANIA  2.5%

Pennsylvania, 6.60%, 11/1/11
  (Prerefunded 11/1/01!)                               100                  101

Pennsylvania, GO
    4.00%, 10/15/02                                    920                  925

    4.50%, 3/1/02                                      150                  151

    5.00%, 11/15/01 (AMBAC Insured)                    250                  250

    6.20%, 11/1/01 (MBIA Insured)                      100                  100

Pennsylvania Intergovernmental Cooperative Auth.
  Special Tax Revenue
    6.00%, 6/15/02 (FGIC Insured)
    (Escrowed to Maturity)                             145                  148

Philadelphia HEFA, Jefferson Health,
  3.35%, 3/27/02                                     4,000                4,000

Philadelphia HHEFA
  Auth. Hosp.
    6.50%, 2/15/21 (Prerefunded 2/15/02!)              275                  284

Philadelphia Municipal Auth., Justice Lease
    7.10%, 11/15/11 (FGIC Insured)
    (Prerefunded 11/15/01!)                            100                  102

Total Pennsylvania (Cost  $6,061)                                         6,061


RHODE ISLAND  0.2%

Rhode Island Depositors Economic Protection
  Corporation Special Obligation
    6.90%, 8/1/13 (Prerefunded 8/1/02!)                500                  527

Total Rhode Island (Cost  $527)                                             527


SOUTH CAROLINA  4.7%

Charleston County School District,
  GO, 4.00%, 2/1/02                                  2,575                2,587

Lexington County School Dist.,
  BAN, 8.00%, 12/27/01                               3,055                3,083

Richland County, GO, 4.00%, 3/1/02                     635                  638

Spartanburg County School Dist.,
  GO, BAN, 2.50%, 12/27/01                           5,000                5,003

Total South Carolina (Cost  $11,311)                                     11,311


SOUTH DAKOTA  1.7%

South Dakota HDA
    3.25%, 4/3/02 *                        $         1,000      $         1,000

    4.40%, 11/8/01 *                                 2,000                2,000

    7.65%, 5/1/02 *                                  1,000                1,021

Total South Dakota (Cost  $4,021)                                         4,021


TENNESSEE  0.0%

Memphis, GO, 4.50%, 10/1/02                             75                   77

Total Tennessee (Cost  $77)                                                  77


TEXAS  10.8%

Austin Utility Systems
    5.50%, 5/15/02 (MBIA Insured)
    (Escrowed to Maturity)                             400                  406

Gulf Coast Waste Disposal Auth., PCR, Amoco Oil
    VRDN (Currently 2.15%) *                           400                  400

Harris County, GO, 5.40%, 12/15/01                     750                  752

Houston, GO, 5.80%, 3/1/02                             500                  504

Houston Independent School Dist., GO
  Public Property Fin. Contractual Obligation
    5.00%, 7/15/02                                     150                  153

Houston Airport, VRDN (Currently 2.20%)
  (FSA Insured) *                                    2,500                2,500

Panhandle Plains Higher Ed. Auth.,
  VRDN (Currently 2.00%) *                           6,000                6,000

South Texas Higher Ed. Auth., Loan Revenue
    VRDN (Currently 2.15%)
    (MBIA Insured) *                                 6,850                6,850

Texas, GO
    VRDN (Currently 2.05%) *                         1,000                1,000

  TRAN, 3.75%, 8/29/02                               4,000                4,042

  Water Fin. Assistance, 4.15%, 8/1/02                 200                  202

Texas Dept. of Housing & Community Affairs
    2.20%, 7/1/02 *                                  3,000                3,000

Univ. of Texas
    5.90%, 7/1/02                                      200                  205

    6.00%, 7/1/03 (Prerefunded 7/1/02!)                100                  102

Total Texas (Cost  $26,116)                                              26,116


UTAH  3.8%

Salt Lake County Solid Waste, Kennecott Utah Copper
    VRDN (Currently 1.86%) *               $         4,400      $         4,400

Utah Board of Regents, VRDN (Currently 2.05%)
    (AMBAC Insured) *                                4,800                4,800

Total Utah (Cost  $9,200)                                                 9,200


VIRGINIA  7.8%

Capital Region Airport Commission, Richmond Int'l. Airport
    VRDN (Currently 2.25%)
    (AMBAC Insured) *                                7,000                7,000

King George County IDA
Birchwood Power Partners, VRDN (Currently 2.15%) *     400                  400

Richmond, GO, 4.40%, 1/15/02 (FGIC Insured)            100                  100

Virginia Beach, GO, Public Improvement,
  12.75%, 7/15/02                                      100                  107

Virginia HDA

    2.05%, 12/27/01 *                                8,000                8,000

    4.30%, 1/1/02 *                                  1,730                1,730

    5.45%, 11/1/01 *                                   330                  330

    5.85%, 1/1/02 *                                  1,000                1,004

Virginia Public School Auth.,
  GO, 5.30%, 1/1/02                                    250                  251

Total Virginia (Cost  $18,922)                                           18,922


WASHINGTON  0.3%

Washington, GO
    5.75%, 7/1/02                                      320                  327

  Motor Vehicle Fuel Tax, 6.50%, 7/1/02                300                  307

Total Washington (Cost  $634)                                               634


WISCONSIN  0.5%

Milwaukee, GO, 5.90%, 12/1/01                          400                  401

Wisconsin, GO
    4.00%, 5/1/02                                      200                  201

    5.25%, 11/1/01                                     475                  475

Wisconsin, 6.30%, 5/1/12 (Prerefunded 5/1/02!)         200                  203

Total Wisconsin (Cost  $1,280)                                            1,280



                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities
99.6% of Net Assets
(Cost  $241,671)                                                $       241,671

Other Assets Less Liabilities                                             1,013

NET ASSETS                                                      $       242,684
                                                                ---------------

Net Assets Consist of:

Paid-in-capital applicable to
242,680,038 shares of
$0.0001 par value capital
stock outstanding;
4,000,000,000 shares of
the Corporation authorized                                      $       242,684
                                                                ---------------

NET ASSETS                                                      $       242,684
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          1.00
                                                                ---------------

     * Interest subject to alternative minimum tax
     ! Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
  BAN  Bond Anticipation Note
  CDA  Community Development Administration
  DOT  Department of Transportation
 FGIC  Financial Guaranty Insurance Company
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  HDA  Housing Development Authority
 HEFA  Health & Educational Facility Authority
  HFA  Health Facility Authority
HHEFA  Health & Higher Educational Facility Authority
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
  RAN  Revenue Anticipation Note
 TECP  Tax-Exempt Commercial Paper
 TRAN  Tax Revenue Anticipation Note
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Municipal Intermediate Fund
--------------------------------------------------------------------------------
                                                                October 31, 2001

Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                            In thousands

ALASKA  0.6%

Alaska HFC, 5.75%, 12/1/11 *               $           500      $           533

Total Alaska (Cost  $498)                                                   533

ARIZONA  2.9%

Arizona School Fac. Board, 5.50%, 7/1/13             1,000                1,116

Arizona Transportation Board
  Maricopa County Regional Area Road Fund
    5.50%, 7/1/04                                    1,000                1,074

Salt River Agricultural
  Improvement & Power, 6.50%, 1/1/04                   500                  540

Total Arizona (Cost  $2,604)                                              2,730


CALIFORNIA  1.4%

California Public Works Board, Dept. of Corrections
    6.00%, 11/1/05 (MBIA Insured)                      250                  278

Foothill / Eastern Transportation Corridor Agency
  Toll Road
    Zero Coupon, 1/1/05 (Escrowed to Maturity)         350                  320

Southern California Public Power Auth.
    7.62%, 7/1/17 (FGIC Insured)
    (Escrowed to Maturity)                             600                  669

Total California (Cost  $1,156)                                           1,267


COLORADO  0.8%

Denver City & County Airport
    6.75%, 11/15/22 (MBIA Insured) *                   395                  419

    6.75%, 11/15/22 (MBIA Insured)
    (Prerefunded 11/15/02!) *                          105                  112

E-470 Public Highway Auth.
    Zero Coupon, 8/31/26
    (Prerefunded 8/31/05!)                           1,000                  185

Total Colorado (Cost  $682)                                                 716


CONNECTICUT  1.9%

Connecticut, GO, 5.25%, 6/15/13 (FGIC Insured)      1,000                 1,084

Mashantucket Western Pequot Tribe, (144a)
    5.60%, 9/1/09                          $           200      $           210

    5.70%, 9/1/12                                      500                  518

Total Connecticut (Cost  $1,710)                                          1,812


DISTRICT OF COLUMBIA  2.8%

District of Columbia, GO,
  5.20%, 6/1/04 (AMBAC Insured) *                    1,000                1,061

Metropolitan Washington Airport Auth.
    5.50%, 10/1/18 (MBIA Insured) *                  1,000                1,036

    6.625%, 10/1/12 (MBIA Insured) *                   500                  525

Total District of Columbia (Cost  $2,579)                                 2,622


FLORIDA  7.9%

Broward County, GO, 5.25%, 1/1/18                      500                  521

Dade County School Board, COP
    5.60%, 8/1/26 (AMBAC Insured)
    (Prerefunded 8/1/06!)                            1,280                1,431

    5.75%, 5/1/08 (MBIA Insured)                       365                  397

Dade County School Dist., GO,
  6.00%, 7/15/04 (MBIA Insured)                      1,000                1,087

Florida Board of Ed., GO,
  Public Ed., 5.125%, 6/1/13                         1,000                1,065

Florida Dept. of Natural Resources
  Dept. of Environmental Preservation
    6.00%, 7/1/06 (MBIA Insured)                       500                  560

Indian Trace Community Dev. Dist.
  Water Management
    5.50%, 5/1/07 (MBIA Insured)                       500                  543

Miami-Dade County, Zero Coupon,
  10/1/18 (MBIA Insured)                             2,030                  834

Reedy Creek Improvement Dist., GO
    5.375%, 6/1/15 (AMBAC Insured)                     750                  806

St. Lucie County, PCR, VRDN (Currently 2.30%) *        175                  175

Total Florida (Cost  $6,988)                                              7,419


GEORGIA  3.0%

Coweta County Residential Care Fac. for the Elderly Auth.
  Wesley Woods of Newnan-Peachtree City
    7.625%, 10/1/06                                    400                  416

Private Colleges & Univ. Auth.,
  Emory Univ., 5.75%, 11/1/18                        1,955                2,137

Savannah Economic Dev. Auth., College of Art & Design
    6.80%, 10/1/19                         $           200      $           213

Total Georgia (Cost  $2,599)                                              2,766


HAWAII  3.0%

Hawaii, GO, 5.375%, 8/1/19 (FGIC Insured) *          1,000                1,037

Hawaii Dept. of Budget and Fin.
  Wilcox Memorial Hosp.
    5.50%, 7/1/09                                    1,690                1,747

Total Hawaii (Cost  $2,778)                                               2,784


ILLINOIS  3.4%

Chicago, GO
    5.50%, 1/1/09 (MBIA Insured)                       500                  551

    5.75%, 1/1/05 (AMBAC Insured)                      660                  715

Illinois HFA
  Edward Obligated Group
    5.00%, 2/15/09 (AMBAC Insured)                     500                  531

  Hinsdale Hosp.
    7.00%, 11/15/19 (Escrowed to Maturity)             260                  285

Metropolitan Pier & Expo Auth.
  McCormick Place Expansion
    5.375%, 12/15/17 (FGIC Insured)                  1,000                1,048

Total Illinois (Cost  $2,940)                                             3,130


INDIANA  1.4%

Goshen, Greencroft Obligation Group,
  5.20%, 8/15/06                                       750                  745

St. Joseph County Economic Dev.
  Madison Center
    5.10%, 2/15/05                                     260                  267

    5.25%, 2/15/07                                     295                  302

Total Indiana (Cost  $1,302)                                              1,314


IOWA  0.3%

Iowa HFA, Wesley Retirement, 6.25%, 2/1/12             250                  243

Total Iowa (Cost  $250)                                                     243


KENTUCKY  1.1%

Kenton County Airport Board,
  Delta Airlines, 7.50%, 2/1/12 *          $         1,000      $           993

Total Kentucky (Cost  $1,026)                                               993


LOUISIANA  1.8%

St. Charles Parish, PCR, Shell Oil,
  VRDN (Currently 2.15%) *                           1,700                1,700

Total Louisiana (Cost  $1,700)                                            1,700


MARYLAND  4.9%

Maryland Energy Fin. Admin.
  Wheelabrator Technologies

    5.85%, 12/1/05 *                                 1,510                1,634

    6.30%, 12/1/10 *                                   250                  272

Maryland HHEFA, Good Samaritan Hosp.

    5.50%, 7/1/05 (Escrowed to Maturity)               700                  763

Northeast Maryland Waste Disposal Auth.
  Montgomery County Resources

    6.20%, 7/1/10 *                                    750                  787

    6.30%, 7/1/16 (MBIA Insured) *                     500                  534

    7.10%, 1/1/03 (MBIA Insured)                       550                  580

Total Maryland (Cost  $4,347)                                             4,570


MASSACHUSETTS  1.3%

Massachusetts, GO, 6.30%,
  11/1/05 (Prerefunded 11/1/04!)                       250                  279

Massachusetts Water Pollution, 6.00%, 8/1/15           800                  900

Total Massachusetts (Cost  $1,062)                                        1,179


MICHIGAN  5.2%

Detroit School Dist., GO,
  5.50%, 5/1/18 (FSA Insured)                        1,000                1,056

Garden City HFA, Garden City Hosp.,
  5.375%, 9/1/03                                       770                  733

Michigan HFA, Mercy Services

    5.00%, 8/15/12 (Escrowed to Maturity)            1,395                1,474

Michigan Hosp. Fin. Auth.,
  Ascension Health, 5.30%, 11/15/06                  1,000                1,050

Michigan Municipal Bond Auth.
    Clean Water Revolving Fund, 5.50%, 10/1/04         500                  540

Total Michigan (Cost  $4,694)                                             4,853


MINNESOTA  1.3%

Minneapolis & St. Paul Metropolitan Airports

    5.50%, 1/1/17 (FGIC Insured)           $         1,000      $         1,052

  Northwest Airlines, 6.50%, 4/1/05 *                  200                  187

Total Minnesota (Cost  $1,228)                                            1,239


MISSISSIPPI  1.2%

Mississippi, GO, 5.50%, 11/15/04                     1,000                1,084

Total Mississippi (Cost  $1,049)                                          1,084


MISSOURI  1.6%

Good Shepherd Nursing Home Dist.
  Nursing Home Fac.
    5.45%, 8/15/08                                     370                  368

St. Louis Airport, 6.25%, 1/1/03                       350                  359

St. Louis Municipal Fin. Corp., City Justice Center

    5.375%, 2/15/14 (AMBAC Insured)                    750                  814

Total Missouri (Cost  $1,527)                                             1,541


NEVADA  1.6%

Clark County, GO, 5.50%, 6/1/16 (FGIC Insured)         800                  858

Clark County Airport, VRDN
  (Currently 2.10%) (FGIC Insured) *                   600                  600

Total Nevada (Cost  $1,433)                                               1,458


NEW HAMPSHIRE  0.2%

New Hampshire Housing Fin. Auth.
  Single Family

    6.00%, 7/1/02 *                                     95                   97

    6.10%, 1/1/03 *                                     95                   98

Total New Hampshire (Cost  $190)                                            195


NEW JERSEY  3.8%

New Jersey Economic Dev. Auth., Winchester Gardens
    8.625%, 11/1/25                                    210                  226

New Jersey Transportation Trust Fund Auth.
  Transportation Systems

    5.625%, 6/15/14                        $         1,000      $         1,135

    5.75%, 6/15/11                                   1,000                1,146

Port Auth. of New York & New Jersey

    5.875%, 9/15/15 (FGIC Insured) *                 1,000                1,061

Total New Jersey (Cost  $3,275)                                           3,568


NEW YORK  7.0%

Albany Parking Auth., 5.25%, 10/15/12                  395                  411

Dormitory Auth. of the State of New York
  City Univ.

    5.50%, 7/1/03                                    1,000                1,049

    6.875%, 7/1/14 (MBIA Insured)
    (Prerefunded 7/1/04!)                              350                  398

  Mental Health Services Fac.
    6.00%, 2/15/06                                   1,500                1,657

    Nyack Hosp., 6.00%, 7/1/06                         250                  242

Nassau County IDA, Hofstra Univ.
    6.70%, 1/1/09 (Prerefunded 1/1/05!)                250                  286

New York City, GO
    5.25%, 8/1/03                                      500                  523

    7.00%, 8/1/04                                    1,000                1,103

New York State Environmental Fac., PCR
    Water Revolving Fund, 6.875%, 6/15/10               50                   53

New York State Housing Fin. Agency
  Service Contract Obligation
    5.85%, 9/15/09                                     300                  330

New York State Mortgage Agency, Homeowner Mortgage
    5.80%, 10/1/06 *                                   500                  519

Total New York (Cost  $6,198)                                             6,571


NORTH CAROLINA  1.2%

North Carolina Eastern Municipal
  Power Agency, 6.70%, 1/1/19                          700                  768

North Carolina Medical Care Commission
  Presbyterian Homes
    6.875%, 10/1/21                                    300                  315

Total North Carolina (Cost  $996)                                         1,083


OHIO  2.8%

Fairfield Economic Dev. Auth., Beverly Enterprises
    8.50%, 1/1/03                          $            85      $            86

Ohio, GO, Infrastructure Improvement,
  5.25%, 2/1/12                                      1,525                1,639

Ohio Housing Fin. Agency, Residential,
  5.025%, 3/1/21 *                                     830                  850

Total Ohio (Cost  $2,527)                                                 2,575


PENNSYLVANIA  4.5%

Allegheny County HDA, St. Francis Medical Center
    9.25%, 11/15/30                                    200                  211

Allegheny County Sanitary Auth., Sewer
    5.75%, 12/1/16 (MBIA Insured)                    1,410                1,562

Beaver County IDA, PCR,
  Toledo Edison, 4.85%, 6/1/04                         500                  504

Pennsylvania Intergovernmental Cooperative Auth.
    7.00%, 6/15/04 (FGIC Insured)
    (Escrowed to Maturity)                             400                  444

Philadelphia Auth. for Ind. Dev.,
  Pauls Run, 5.85%, 5/15/13                            500                  481

Philadelphia HHEFA, Childrens Hosp.,
  5.25%, 2/15/06                                     1,000                1,038

Total Pennsylvania (Cost  $4,040)                                         4,240

PUERTO RICO  0.6%

Puerto Rico Commonwealth, GO,
  5.50%, 7/1/13 (FGIC Insured)                         500                  557

Total Puerto Rico (Cost  $528)                                              557


SOUTH CAROLINA  2.8%

South Carolina, GO, School Fac.,
  5.75%, 1/1/08                                      1,000                1,118

South Carolina Public Service Auth.
    6.25%, 1/1/05 (MBIA Insured)                     1,350                1,483

Total South Carolina (Cost  $2,426)                                       2,601


TENNESSEE 1.1% Memphis-Shelby County Airport Auth.
    6.25%, 2/15/11 (MBIA Insured) *                    200                  228

Tennessee Housing Dev. Agency

    4.95%, 7/1/10 *                        $           420      $           443

    5.05%, 7/1/11 *                                    355                  374

Total Tennessee (Cost  $980)                                              1,045


TEXAS  9.1%

Abilene Health Fac. Dev., Sears Methodist
  Retirement System
    5.40%, 11/15/09                                    700                  674

Austin Airport, 5.75%,
  11/15/08 (MBIA Insured) *                            500                  538

Brazos Higher Ed. Auth.,
  Student Loan, 5.95%, 6/1/02 *                        470                  470

Brazos River Auth.,
  VRDN (Currently 2.15%) (AMBAC Insured) *             700                  700

Dallas-Fort Worth Int'l. Airport Fac.,
  American Airlines 6.05%, 11/1/05 *                   250                  240

Harris County Health Fac. Dev.,
  Texas Childrens Hosp.
    5.375%, 10/1/12                                    800                  851

Houston, Water & Sewer
    7.00%, 12/1/03 (AMBAC Insured)                     270                  295

Houston, GO
  Public Improvement
    5.375%, 3/1/12 (FSA Insured)                     1,200                1,311

Houston Airport, Continental Airlines,
  6.75%, 7/1/29 *                                      200                  153

Lower Colorado River Auth.,
  5.75%, 5/15/11 (FSA Insured)                       1,370                1,535

North East Independent School Dist.,
  GO, 6.00%, 2/1/16                                  1,100                1,222

Tarrant County Health Fac. Dev.
  Texas Health Resources
    5.75%, 2/15/10 (MBIA Insured)                      500                  541

Total Texas (Cost  $8,248)                                                8,530


VIRGINIA  7.7%

Arlington County IDA, Arlington Health Systems,
  5.50%, 7/1/13                                        980                1,041

Bedford County IDA, PCR,
  Georgia-Pacific, 4.60%, 8/1/04                       170                  175

Chesterfield County IDA, Bon Secours Health System
    5.70%, 11/15/03                                    750                  785

King George County IDA, Birchwood Power Partners
    VRDN (Currently 2.15%) *                           200                  200

Portsmouth, GO, Public Improvement
    5.50%, 6/1/14 (FGIC Insured)                       800                  854

Virginia Public School Auth., GO,
  School Fin., 5.00%, 1/1/04               $         1,300      $         1,365

Virginia Biotechnology Research Park Auth.
  Consolidated Laboratories Project
    5.25%, 9/1/12                                    1,000                1,093

Virginia College Building Auth., Public Higher Ed.
    5.50%, 9/1/14                                    1,000                1,098

Virginia Transportation Board
  Northern Virginia Transportation Dist.
    5.80%, 5/15/04 *                                   500                  539

Total Virginia (Cost  $6,878)                                             7,150


WASHINGTON  3.0%

King County, GO, 5.25%, 12/1/07                      1,500                1,647

Municipality of Metropolitan Seattle
    5.45%, 1/1/16 (AMBAC Insured)                      560                  573

Washington Health Care Fac. Auth.
  Virginia Mason Medical Center
    6.00%, 8/15/08 (MBIA Insured)                      500                  561

Total Washington (Cost  $2,642)                                           2,781


WEST VIRGINIA  3.6%

Putnam County, PCR, Appalachian Power,
  6.60%, 7/1/19                                      3,000                3,093

West Virginia, GO, Zero Coupon,
  11/1/12 (FGIC Insured)                               465                  287

Total West Virginia (Cost  $3,362)                                        3,380


WISCONSIN  2.4%

Milwaukee Metropolitan Sewage Dist.,
  GO, 6.25%, 10/1/05                                 1,600                1,790

Wisconsin HEFA, Froedert & Community Health
    5.625%, 10/1/11                                    400                  429

Total Wisconsin (Cost  $2,093)                                            2,219



                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities

99.2% of Net Assets
(Cost  $88,535)                                                 $        92,448

Futures Contracts
                                      Contract          Unrealized
                      Expiration      Value             Gain (Loss)
                      ----------      --------          ----------
                                              In thousands
Short, 10 December
U.S. Treasury
10 Year Notes,
15,000 par of
Denver City &
County Airport,
6.75% bonds
pledged as
initial margin        12/01           $    (1,115)      $    (36)

Short, 15 December
U.S. Treasury 5
Year Notes,
15,000 par of
Denver City &
County Airport,
6.75% bonds
pledged as
initial margin        12/01           $    (1,648)      $    (25)

Net payments (receipts)
of variation
margin to date                                                46

Variation margin
receivable (payable)
on open futures
contracts                                                                   (15)

Other Assets Less Liabilities                                               793

NET ASSETS                                                      $        93,226
                                                                ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                      $             2

Undistributed net realized gain (loss)                                     (896)

Net unrealized gain (loss)                                                3,852

Paid-in-capital
applicable to
8,649,706 shares
of $0.0001 par
value capital
stock outstanding;
4,000,000,000 shares
of the Corporation
authorized                                                               90,268

NET ASSETS                                                      $        93,226
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         10.78
                                                                ---------------

    *  Interest subject to alternative minimum tax
    !  Used in determining portfolio maturity
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 andmay not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.8% of net assets.
AMBAC  AMBAC Indemnity Corp.
  COP  Certificates of Participation
 FGIC  Financial Guaranty Insurance Company
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  HDA  Housing Development Authority
 HEFA  Health & Educational Facility Authority
  HFA  Health Facility Authority
  HFC  Housing Finance Corporation
HHEFA  Health & Higher Educational Facility Authority
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Municipal Income Fund
--------------------------------------------------------------------------------
                                                                October 31, 2001


Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                            In thousands

ALABAMA  1.5%

Alabama Public School and College Auth.
    5.50%, 9/1/29 (MBIA Insured)           $         1,000      $         1,042

Baldwin County Eastern Shore Health Care Auth.
    Thomas Hosp., 6.75%, 4/1/21                        200                  201

Total Alabama (Cost  $1,231)                                              1,243


ALASKA  2.7%

Alaska HFC, 5.75%, 12/1/11 *                         1,150                1,225

Alaska Student Loan Corp.
    5.10%, 7/1/10 (AMBAC Insured) *                  1,000                1,043

Total Alaska (Cost  $2,143)                                               2,268


ARIZONA  2.8%

Phoenix, GO, 5.875%, 7/1/18                            575                  633

Phoenix Civic Improvement Corp.
    6.25%, 7/1/17 (FGIC Insured)
    (Prerefunded 7/1/10!)                            1,000                1,187

Scottsdale Industrial Dev. Hosp.
  Scottsdale Healthcare, 5.80%, 12/1/31                500                  501

Total Arizona (Cost  $2,108)                                              2,321


CALIFORNIA  2.5%

Chula Vista, Sub-Gateway Town Center,
  7.50%, 1/1/32 *                                      500                  481

Foothill / Eastern Transportation Corridor Agency
  Toll Road
    Zero Coupon, 1/1/26
    (Escrowed to Maturity)                             500                  144

Pomona Unified School Dist., GO,
  6.15%, 8/1/15 (MBIA Insured)                         145                  171

Poway Community Fac. Dist., 6.75%, 8/15/15             425                  465

Sacramento City Fin. Auth.,
  Convention Center, 6.25%, 1/1/30                     500                  488

Santa Ana Housing Auth., Villa Del Sol Apartments
    5.65%, 11/1/06 (FNMA Guaranteed) *                 300                  310

Total California (Cost  $1,993)                                           2,059


COLORADO  1.4%

Colorado HFA, Hosp. Portercare Adventist Health
    6.625%, 11/15/26                       $           500      $           537

Denver Health & Hosp. Auth., 6.00%, 12/1/31            250                  254

E-470 Public Highway Auth.
    Zero Coupon, 8/31/26
    (Prerefunded 8/31/05!)                           2,000                  370

Total Colorado (Cost  $1,083)                                             1,161


CONNECTICUT  0.7%

Mashantucket Western Pequot Tribe, (144a)
    5.70%, 9/1/12                                      250                  259

    5.75%, 9/1/27                                      300                  291

Total Connecticut (Cost  $535)                                              550


DISTRICT OF COLUMBIA  2.6%

District of Columbia, GO, 6.00%,
  6/1/17 (MBIA Insured)                              1,000                1,153

Metropolitan Washington D.C. Airports Auth.
    5.50%, 10/1/27 (MBIA Insured) *                  1,000                1,036

Total District of Columbia (Cost  $2,041)                                 2,189


FLORIDA  4.2%

Broward County, GO, 5.25%, 1/1/13                    1,300                1,414

Jacksonville Sales Tax, 5.00%,
  10/1/30 (AMBAC Insured)                            1,000                1,000

Orlando Utilities Commission
    5.25%, 10/1/15                                   1,000                1,092

Total Florida (Cost  $3,438)                                              3,506


GEORGIA  4.1%

Athens-Clarke Residential Care Fac. for the Elderly Auth.
    Wesley Woods of Athens, 6.375%, 10/1/27            200                  177

Atlanta Airport, 6.25%,
  1/1/14 (FGIC Insured) *                            1,000                1,118

Chatham County Hosp. Auth.,  Memorial Medical Center
    6.125%, 1/1/24                                     750                  787

Coweta County Residential Care Fac. for the Elderly Auth.
  Wesley Woods of Newnan-Peachtree City
    8.20%, 10/1/16                         $           215      $           230

Effingham County IDA, PCR,
  Georgia-Pacific, 6.50%, 6/1/31                       500                  519

Georgia Housing Fin. Auth.,
  Single Family, 6.45%, 12/1/27 *                      205                  214

Municipal Electric Auth. of Georgia
    5.70%, 1/1/19 (MBIA Insured)
    (Escrowed to Maturity)                             100                  112

Rockdale County Dev. Auth., Solid Waste Disposal
  Visy Paper, 7.50%, 1/1/26 *                          225                  229

Total Georgia (Cost  $3,235)                                              3,386


HAWAII  4.7%

Hawaii, GO
    5.375%, 8/1/19 (FGIC Insured)                    1,000                1,037

    5.50%, 3/1/14 (FGIC Insured)                     1,000                1,071

Hawaii Dept. of Budget & Fin.,
  Kapiolani Health Obligated Group
    6.25%, 7/1/21                                      500                  523

Hawaii State Airports System,
  5.25%, 7/1/21 (FGIC Insured) *                     1,250                1,254

Total Hawaii (Cost  $3,785)                                               3,885


IDAHO  0.1%

Idaho Housing Agency, Single Family,
  6.60%, 7/1/27 *                                       80                   84

Total Idaho (Cost  $80)                                                      84


ILLINOIS  3.1%

Chicago, GO, 6.75%, 1/1/35
  (FGIC Insured) (Prerefunded 7/1/10!)                 500                  613

Chicago Board of Ed., GO
  School Reform Board
    Zero Coupon, 12/1/15 (AMBAC Insured)             1,000                  505

DuPage County, Windsor Park Manor,
  7.20%, 12/1/14                                       200                  203

Illinois HFA
  Community Hosp. of Ottawa, 6.85%, 8/15/24            200                  205

  Glen Oaks Medical Center
    7.00%, 11/15/19
    (Escrowed to Maturity)                             145                  159

    Holy Cross Hosp., 6.70%, 3/1/14        $           300      $           251

    Lutheran Senior Ministries, 7.375%, 8/15/31        250                  251

Metropolitan Pier and Exposition Auth.
  McCormick Place Expansion
    Zero Coupon, 6/15/19 (MBIA Insured)              1,000                  403

Total Illinois (Cost  $2,440)                                             2,590


INDIANA  1.2%

Indiana Transportation Fin. Auth.,
  GO, 5.375%, 12/1/25                                1,000                1,028

Total Indiana (Cost  $956)                                                1,028


IOWA  1.4%

Iowa Fin. Auth., Single Family Mortgage,
  5.70%, 1/1/27                                        950                  976

Iowa HFA, Wesley Retirement, 6.25%, 2/1/12             160                  155

Total Iowa (Cost  $1,060)                                                 1,131


KANSAS  1.6%

City of Olathe, Aberdeen Village,
  8.00%, 5/15/30                                       250                  256

Johnson County Union School Dist., GO
    5.50%, 9/1/16 (FGIC Insured)                     1,000                1,113

Total Kansas (Cost  $1,315)                                               1,369


KENTUCKY  0.6%

Kenton County Airport Board, Delta Airlines,
  7.50%, 2/1/20 *                                       50                   49

Kentucky Economic Dev. Fin. Auth.
  Norton Healthcare
    Zero Coupon, 10/1/13 (MBIA Insured)                750                  436

Total Kentucky (Cost  $432)                                                 485


LOUISIANA  0.6%

St. Charles Parish, PCR, 4.85%, 6/1/02                 500                  504

Total Louisiana (Cost  $496)                                                504


MAINE  1.3%

Maine Housing Auth., 6.40%, 11/15/19 *               1,000                1,076

Total Maine (Cost  $1,000)                                                1,076


MARYLAND  3.2%

Maryland CDA, Single Family,
  7.25%, 4/1/19 *                          $           140      $           146

Maryland Economic Dev., 5.50%, 7/15/09                 445                  466

Maryland Energy Fin. Admin.
Wheelabrator Technologies, 6.45%, 12/1/16 *            500                  532

Maryland HHEFA, Univ. of Maryland Medical System
    6.625%, 7/1/20                                     700                  766

Northeast Maryland Waste Disposal Auth.
  IDR, Baltimore Resco Retrofit, 5.00%, 1/1/12 *       250                  246

  Montgomery County Resources, 6.20%, 7/1/10 *         500                  525

Total Maryland (Cost  $2,530)                                             2,681


MASSACHUSETTS  1.5%

Massachusetts Water Pollution,
  6.00%, 8/1/18                                      1,050                1,216

Total Massachusetts (Cost  $1,065)                                        1,216


MICHIGAN  2.3%

Detroit City School Dist., GO
    6.00%, 5/1/29 (FSA Insured)                        750                  882

Michigan Strategic Fund IDR, WMX Technologies
    6.00%, 12/1/13 *                                 1,000                1,019

Total Michigan (Cost  $1,894)                                             1,901


MINNESOTA  0.3%

Minneapolis & St. Paul Metropolitan Airports
  Northwest Airlines, 6.50%, 4/1/05 *                  300                  280

Total Minnesota (Cost  $300)                                                280


MISSISSIPPI  0.7%

Mississippi Business Fin., PCR, Systems Energy Resources
    5.875%, 4/1/22                                     500                  494

Warren County, PCR, Mississippi Power & Light
    7.00%, 4/1/22                                      100                  104

Total Mississippi (Cost  $596)                                              598


MISSOURI  1.3%

Missouri Higher Ed. Loan Auth.
  Student Loan, 5.85%, 7/15/10 *           $         1,000      $         1,088

Total Missouri (Cost  $1,000)                                             1,088


NEVADA  3.2%

Clark County Airport
    VRDN (Currently 2.10%)
    (FGIC Insured) *                                 1,200                1,200

Las Vegas/McCarran Int'l. Airport
    6.00%, 7/1/17 (MBIA Insured) *                     250                  268

Clark County IDR, Southwest Gas,
  6.50%, 12/1/33 *                                     200                  202

Truckee Meadows Water Auth.,
  5.125%, 7/1/30 (FSA Insured)                       1,000                1,004

Total Nevada (Cost  $2,589)                                               2,674


NEW HAMPSHIRE  0.8%

New Hampshire HHEFA, Wentworth Douglass Hosp.
    5.375%, 1/1/15 (MBIA Insured)                      500                  545

New Hampshire Housing Fin. Auth., Single Family,
  6.85%, 7/1/14 *                                      140                  146

Total New Hampshire (Cost  $638)                                            691


NEW JERSEY  5.7%

New Jersey Economic Dev. Auth.
  Evergreens, 6.00%, 10/1/17                           130                  123

  Transportation Project, 5.75%,
  5/1/10 (FSA Insured)                               1,000                1,136

  Winchester Gardens, 8.625%, 11/1/25                  210                  226

New Jersey Economic Dev. Auth., IDR
  Continental Airlines, 6.25%, 9/15/19 *             1,000                  772

New Jersey HFFA, Irvington General Hosp.
    5.875%, 8/1/06 (Prerefunded 8/1/04!)               110                  122

New Jersey Housing & Mortgage Fin. Agency
    6.35%, 10/1/27 (MBIA Insured) *                    250                  262

New Jersey Sports & Exposition Auth., Monmouth Park
    8.00%, 1/1/25 (Prerefunded 1/1/05!)                100                  117

New Jersey Transportation Trust Fund Auth.
  Transportation Systems, 5.75%, 6/15/15               500                  573

New Jersey Turnpike Auth.
    10.375%, 1/1/03
    (Escrowed to Maturity)                 $           310      $           327

Port Auth. of New York & New Jersey
    5.875%, 9/15/15 (FGIC Insured) *                 1,000                1,061

Total New Jersey (Cost  $4,599)                                           4,719


NEW MEXICO  0.6%

New Mexico Mortgage Fin. Auth., Single Family Mortgage
    6.30%, 9/1/27                                      490                  523

Total New Mexico (Cost  $490)                                               523


NEW YORK  7.8%

Dormitory Auth. of the State of New York
  Nyack Hosp., 6.00%, 7/1/06                           250                  242

  Univ. Ed. Fac., 5.25%,
  5/15/15 (AMBAC Insured)                              500                  546

Nassau County, IDA, Hofstra Univ.
    6.80%, 1/1/11 (Prerefunded 1/1/05!)                290                  332

New York City,
    5.00%, 8/1/06                                    1,000                1,069

    6.25%, 8/1/09                                      350                  396

New York City Municipal Water Fin. Auth.
    Zero Coupon, 6/15/20                             1,500                  573

    5.00%, 6/15/32                                     585                  574

New York State Environmental Fac., PCR
  State Water Revolving Fund, 6.90%, 11/15/15          200                  226

New York State Mortgage Agency
  Homeowner Mortgage
    5.85%, 10/1/18 *                                 1,000                1,060

    6.625%, 9/13/05 *                                   65                   69

Triborough Bridge and Tunnel Auth.,
  5.90%, 1/1/08                                      1,000                1,122

Yonkers IDA, Community Dev. Properties,
  6.625%, 2/1/26                                       250                  267

Total New York (Cost  $6,074)                                             6,476


NORTH CAROLINA  1.9%

North Carolina Eastern Municipal
  Power Agency, 6.70%, 1/1/19                          700                  768

North Carolina Medical Care Commission
  Presbyterian Homes, 6.875%, 10/1/21                  250                  263

North Carolina Municipal Power Agency, Catawba Electric
    5.90%, 1/1/03                          $           500      $           516

Total North Carolina (Cost  $1,450)                                       1,547


OHIO  3.1%

Akron, Municipal Baseball Stadium,
  COP, Zero Coupon, 12/1/16                            300                  328

Fairfield Economic Dev. Auth.,
  Beverly Enterprises, 8.50%, 1/1/03                    35                   35

Franklin County, Ohio Presbyterian,
  7.125%, 7/1/29                                       500                  502

Ohio Building Auth., Adult Correctional
  Fac., 5.50%, 10/1/11                               1,000                1,112

Ohio Air Quality Dev. Auth., PCR, Cleveland Electric
    6.00%, 8/1/20                                      500                  511

Ohio Water Dev. Auth., PCR,
  Toledo Edison, 8.00%, 10/1/23 *                      100                  109

Total Ohio (Cost  $2,446)                                                 2,597


OREGON  1.0%

Portland Sewer Systems, 5.75%,
  8/1/20 (FGIC Insured)                                750                  810

Total Oregon (Cost  $768)                                                   810


PENNSYLVANIA  2.9%

Beaver County IDA, PCR,
  Cleveland Electric, 7.625%, 5/1/25                   100                  108

Bucks County IDA, Chandler Hall,
  6.10%, 5/1/14                                        500                  464

Erie County IDA, Beverly Enterprises,
  6.625%, 5/1/02                                        25                   25

Montgomery County Ed. & Health, Faulkeways at Gwynedd
    6.75%, 11/15/24                                    400                  420

Pennsylvania Turnpike Commission
    5.50%, 7/15/33 (AMBAC Insured)                   1,000                1,051

Westmoreland County IDA, Health Care Fac. Redstone
    8.00%, 11/15/23                                    300                  315

Total Pennsylvania (Cost  $2,346)                                         2,383


PUERTO RICO  1.0%

Puerto Rico Highway & Transportation Auth.,
  5.50%, 7/1/15                                        250                  277

Puerto Rico Ind., Tourist, Ed.,
  Medical & Environmental Fac.
    Cogen Fac., 6.625%, 6/1/26 *                       500                  546

Total Puerto Rico (Cost  $735)                                              823


SOUTH CAROLINA  2.1%

South Carolina Public Service Auth.
  Refunding and Improvement
    5.25%, 1/1/18 ( FSA Insured)           $         1,000      $         1,040

Santee Cooper
    6.25%, 1/1/22 (AMBAC Insured)                      200                  220

South Carolina Jobs Economic Dev. Auth.
  Myrtle Beach Convention, 6.625%, 4/1/36              345                  348

Tobacco Settlement Management, 6.00%, 5/15/22          125                  130

Total South Carolina (Cost  $1,705)                                       1,738


SOUTH DAKOTA  0.2%

South Dakota HDA, 6.65%, 5/1/14                        155                  162

Total South Dakota (Cost  $155)                                             162


TENNESSEE  0.8%

Memphis-Shelby County Airport Auth.
    6.25%, 2/15/09 (MBIA Insured) *                    290                  326

    6.25%, 2/15/11 (MBIA Insured) *                    100                  114

Metropolitan Gov't. of Nashville & Davidson Counties
  Mur-Ci Homes, 7.75%, 12/1/26                         195                  188

Total Tennessee (Cost  $612)                                                628


TEXAS  9.2%

Abilene Health Fac. Dev., Sears Methodist Retirement
    5.90%, 11/15/25                                    250                  217

Amarillo Health Fac. Dev., Sears Panhandle Retirement
    7.75%, 8/15/26 (Prerefunded 8/15/06!)              200                  244

Dallas Area Rapid Transit,
  5.00%, 12/1/31 (AMBAC Insured)                     1,500                1,477

Harris County, Toll Road
    6.375%, 8/15/24 (MBIA Insured)
    (Prerefunded 8/15/04!)                             250                  280

Harris County Health Fac. Dev.
  Memorial Hosp., 6.375%, 6/1/29                       250                  266

  St. Luke's Episcopal Hosp., 5.375%, 2/15/26          500                  497

  Texas Childrens Hosp., 5.375%, 10/1/12   $           800      $           851

Houston, 6.40%, 6/1/27                                 250                  270

Houston, GO, Public Improvement
    5.50%, 3/1/18 (FSA Insured)                        500                  524

Matagorda County Navigation Dist., Reliant Energy
    5.20%, 11/1/02                                   1,000                1,013

Tomball Hosp. Auth., Tomball Regional Hosp.,
  6.00%, 7/1/19                                        500                  489

Tyler Health Fac. Dev., Mother Frances Hosp.,
  5.625%, 7/1/13                                       500                  500

West Side Calhoun County Dev. Corp.,
  VRDN (Currently 2.15%) *                           1,000                1,000

Total Texas (Cost  $7,380)                                                7,628


UTAH  0.7%

Intermountain Power Agency, Power Supply
    5.75%, 7/1/16 (MBIA Insured)                       500                  539

Total Utah (Cost  $490)                                                     539


VIRGINIA  7.1%

Arlington County IDA, 5.25%, 7/1/25                    250                  247

Chesterfield County IDA, Bon Secours Health System
    5.70%, 11/15/03                                    350                  366

Fairfax County Water Auth.,
  5.80%, 1/1/16 (Escrowed to Maturity)                 860                  964

Greater Richmond Convention Center Auth.
  Convention Center Expansion, 6.125%, 6/15/29        1,250               1,359

King George County IDA, Birchwood Power Partners
    VRDN (Currently 2.15%) *                           475                  475

Peninsula Port Auth., Riverside Health
    6.625%, 7/1/18 (Prerefunded 7/1/02!)               200                  210

Riverside Regional Jail Auth.
    5.875%, 7/1/14 (MBIA Insured)                      455                  500

    5.875%, 7/1/14 (MBIA Insured)
    (Prerefunded 7/1/05!)                              545                  611

Virginia HDA
    6.10%, 7/1/12 *                                  1,000                1,065

    6.50%, 5/1/13 *                                    100                  106

Total Virginia (Cost  $5,516)                                             5,903


WASHINGTON  1.9%

Central Puget Sound Regional Transit, Sales Tax & Motor
    5.25%, 2/1/21 (FGIC Insured)           $           500      $           517

Chelan County Public Utility Dist.
  Columbia River-Rock Hydroelectric
    Zero Coupon, 6/1/18 (MBIA Insured)                 585                  252

Tacoma Electric System, Solid Waste Utilities
    5.50%, 12/1/17 (AMBAC Insured)                     800                  838

Total Washington (Cost  $1,531)                                           1,607


WEST VIRGINIA  0.6%

West Virginia Building Commission
    Regional Jail, 5.375%,
    7/1/21 (AMBAC Insured)                             500                  535

Total West Virginia (Cost  $525)                                            535


WISCONSIN  2.6%

Oconto Falls CDA, Oconto Falls Tissue,
  7.75%, 12/1/22 *                                     200                  167

Wisconsin HEFA
  Childrens Hosp., 5.625%,
  2/15/15 (AMBAC Insured)                              500                  553

  Froedert & Community Health
    5.375%, 10/1/30                                  1,000                  966

  National Regency of New Berlin
    8.00%, 8/15/25                                     200                  211

Wisconsin Housing & Economic Dev. Auth.
  Homeownership, 6.45%, 9/1/27 *                       235                  245

Total Wisconsin (Cost  $2,117)                                            2,142



                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities

99.6% of Net Assets
(Cost  $78,922)                                                 $        82,724


Futures Contracts
                                      Contract          Unrealized
                      Expiration      Value             Gain (Loss)
                      ----------      --------          ----------
                                              In thousands

Short, 5 December
U.S. Treasury 5 Year
Notes, 15,000 par of
Nassau County Ind.
Dev. Agency, 6.80%
bonds pledged as
initial margin        12/01           $      (549)      $     (9)

Net payments
(receipts) of
variation
margin to date                                                 7

Variation margin
receivable (payable)
on open futures
contracts                                                     (2)

Other Assets Less Liabilities                                               332

NET ASSETS                                                      $        83,054
                                                                ---------------

Net Assets Consist of:

Undistributed net
investment income
(loss)                                                          $             2

Undistributed net
realized gain
(loss)                                                                   (2,258)

Net unrealized gain (loss)                                                3,792

Paid-in-capital
applicable to
7,767,936 shares
of $0.0001 par
value capital
stock outstanding;
4,000,000,000 shares
of the Corporation
authorized                                                               81,518

NET ASSETS                                                      $        83,054
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         10.69
                                                                ---------------

    *  Interest subject to alternative minimum tax
    !  Used in determining portfolio maturity
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.7% of net assets.
AMBAC  AMBAC Indemnity Corp.
  CDA  Community Development Administration
  COP  Certificates of Participation
 FGIC  Financial Guaranty Insurance Company
 FNMA  Federal National Mortgage Association
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  HDA  Housing Development Authority
 HEFA  Health & Educational Facility Authority
  HFA  Health Facility Authority
  HFC  Housing Finance Corp.
 HFFA  Health Facility Financing Authority
HHEFA  Health & Higher Educational Facility Authority
  IDA  Industrial Development Authority
  IDR  Industrial Development Revenue
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                Money Market     Intermediate           Income
                                       Fund              Fund             Fund

                                       Year              Year             Year
                                      Ended             Ended            Ended
                                   10/31/01          10/31/01         10/31/01

Investment Income (Loss)

Interest income                   $    7,285       $    4,238       $    4,133

Expenses

Investment management
and administrative                       956              422              378

Net investment
income (loss)                          6,329            3,816            3,755

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                               6              606              887

  Futures                                 --               23              (17)

  Net realized gain (loss)                 6              629              870

Change in net unrealized gain (loss)

  Securities                              --            3,268            3,129

  Futures                                 --              (61)             (10)

  Change in net unrealized
  gain (loss)                             --            3,207            3,119

Net realized and
unrealized gain (loss)                     6            3,836            3,989

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS            $    6,335       $    7,652       $    7,744
                                  ----------------------------------------------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Municipal Money Market Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                         Year
                                                        Ended
                                                     10/31/01         10/31/00

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                     $    6,329       $    7,559

  Net realized gain (loss)                                  6               --

  Increase (decrease) in
  net assets from operations                            6,335            7,559

Distributions to shareholders
  Net investment income                                (6,329)          (7,559)

Capital share transactions *

 Shares sold                                          232,774          218,269

  Distributions reinvested                              5,926            7,092

  Shares redeemed                                    (209,024)        (197,664)

  Increase (decrease) in net
  assets from capital
  share transactions                                   29,676           27,697

Net Assets

Increase (decrease)
during period                                          29,682           27,697

Beginning of period                                   213,002          185,305

End of period                                      $  242,684       $  213,002
                                                   ----------       ----------

*Share information
  Shares sold                                         232,774          218,269

  Distributions reinvested                              5,926            7,092

  Shares redeemed                                    (209,024)        (197,664)

  Increase (decrease)
  in shares outstanding                                29,676           27,697

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Municipal Intermediate Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                         Year
                                                        Ended
                                                     10/31/01         10/31/00

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                     $    3,816       $    3,728

  Net realized gain (loss)                                629             (847)

  Change in net unrealized gain (loss)                  3,207            2,063

  Increase (decrease)
  in net assets
  from operations                                       7,652            4,944

Distributions to shareholders
  Net investment income                                (3,816)          (3,728)

Capital share transactions *

  Shares sold                                          24,476           28,679

  Distributions reinvested                              2,388            2,314

  Shares redeemed                                     (16,881)         (36,596)

  Increase (decrease) in net assets
  from capital share transactions                       9,983           (5,603)

Net Assets

Increase (decrease) during period                      13,819           (4,387)

Beginning of period                                    79,407           83,794

End of period                                      $   93,226       $   79,407
                                                   ----------       ----------

*Share information

  Shares sold                                           2,311            2,830

  Distributions reinvested                                226              228

  Shares redeemed                                      (1,599)          (3,623)

  Increase (decrease) in shares outstanding               938             (565)

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Municipal Income Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                         Year
                                                        Ended
                                                     10/31/01         10/31/00

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                     $    3,755       $    3,610

  Net realized gain (loss)                                870           (1,650)

  Change in net unrealized gain (loss)                  3,119            3,137

  Increase (decrease) in net assets
  from operations                                       7,744            5,097

Distributions to shareholders

  Net investment income                                (3,755)          (3,610)

Capital share transactions *

  Shares sold                                          22,585           21,852

  Distributions reinvested                              2,307            2,132

  Shares redeemed                                     (15,054)         (28,802)

  Increase (decrease) in net assets
  from capital share transactions                       9,838           (4,818)

Net Assets

Increase (decrease) during period                      13,827           (3,331)

Beginning of period                                    69,227           72,558

End of period                                      $   83,054       $   69,227
                                                   ----------       ----------

*Share information

  Shares sold                                           2,153            2,207

  Distributions reinvested                                220              215

  Shares redeemed                                      (1,438)          (2,929)

  Increase (decrease) in shares outstanding               935             (507)

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------
                                                                October 31, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Summit Municipal Money Market Fund (the Money Fund), the Summit Municipal Intermediate Fund (the Intermediate
     Fund), and the Summit Municipal Income Fund (the Income Fund) are three portfolios established by the corporation and commenced operations on October 29, 1993. The Money Fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes. The Intermediate Fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation. The Income Fund seeks a high level of income exempt from federal income taxes.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Intermediate and Income Funds with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     In November, 2000, The American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide - Audits of Investment Companies (the guide), which will be adopted by each fund as of November 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized. Upon adoption, each fund will adjust the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on each fund's net assets or results of operations.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by each fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities At October 31, 2001, approximately 10% of the Income Fund's net assets were invested in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Futures Contracts During the year ended October 31, 2001, the Intermediate and Income Funds were a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Other Purchases and sales of portfolio securities, other than short-term securities, for the year ended October 31, 2001, were as follows:

--------------------------------------------------------------------------------
                                                  Intermediate           Income
                                                          Fund             Fund

     Purchases                                     $25,217,000      $48,886,000

     Sales                                          16,555,000       38,316,000


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. In 2001, the Money Fund utilized $6,000 of capital loss carryforwards for federal income tax purposes. As of October 31, 2001, the Money Fund has $1,000 of capital loss carryforwards, all of which expires in 2007. In 2001, the Intermediate Fund utilized $590,000 of capital loss carryforwards for federal income tax purposes. As of October 31, 2001, the Intermediate Fund has $898,000 of capital loss carryforwards, $73,000 of which expires in 2007, and $825,000 in 2008. In 2001, the Income Fund utilized $872,000 of capital loss carryforwards for federal income tax purposes. As of October 31, 2001, the Income Fund has $2,241,000 of capital loss carryforwards, $611,000 of which expires in 2007, and $1,630,000 in 2008. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the funds' capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2001. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
                                                  Intermediate           Income
                                                          Fund             Fund

     Undistributed net investment income           $     2,000      $     1,000

     Undistributed net realized gain                   (14,000)          (6,000)

     Paid-in-capital                                    12,000            5,000


     At October 31, 2001, the costs of investments for the Money, Intermediate, and Income Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $241,671,000, $88,535,000 and $78,922,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Intermediate and the Income Funds, net unrealized gain (loss) on investments was as follows:

--------------------------------------------------------------------------------
                                                  Intermediate           Income
                                                          Fund             Fund

     Appreciated investments                       $ 4,127,000      $ 4,179,000

     Depreciated investments                          (214,000)        (377,000)

     Net unrealized gain (loss)                    $ 3,913,000      $ 3,802,000


NOTE 4 - RELATED PARTY TRANSACTIONS

     Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between each fund and the manager provides for an all-inclusive annual fee, of which $116,000, $60,000 and $62,000 were payable at October 31, 2001 by the Money, Intermediate and Income Funds, respectively. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Money Fund and 0.50% of average daily net assets for the Intermediate and Income Funds. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by each fund.



T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price
Summit Municipal Funds, Inc. and Shareholders of
Summit Municipal Money Market Fund,
Summit Municipal Intermediate Fund,
and Summit Municipal Income Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Summit Municipal Money Market Fund, Summit Municipal Intermediate Fund and Summit Municipal Income Fund (comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the "Funds") at October 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     November 19, 2001



T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/01

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Summit Money, Intermediate, and Income Funds', respectively, distributions to shareholders included $6,607,000, $3,779,000 and $3,712,000 which qualified as exempt-interest dividends.



T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

     The T. Rowe Price Summit Municipal Funds held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the funds.

     The results of voting were as follows (by number of shares):

          M. David Testa
          Affirmative:                119,253,716.732
          Withhold:                     3,683,094.323
          Total:                      122,936,811.055

          William T. Reynolds
          Affirmative:                119,312,241.886
          Withhold:                     3,624,569.169
          Total:                      122,936,811.055

          Calvin W. Burnett
          Affirmative:                118,546,314.055
          Withhold:                     4,390,497.000
          Total:                      122,936,811.055

          Anthony W. Deering
          Affirmative:                119,248,633.203
          Withhold:                     3,688,177.852
          Total:                      122,936,811.055

          Donald W. Dick, Jr.
          Affirmative:                119,245,021.456
          Withhold:                     3,691,789.599
          Total:                      122,936,811.055

          David K. Fagin
          Affirmative:                119,264,703.170
          Withhold:                     3,672,107.885
          Total:                      122,936,811.055

          F. Pierce Linaweaver
          Affirmative:                118,970,689.069
          Withhold:                     3,966,121.986
          Total:                      122,936,811.055

          Hanne M. Merriman
          Affirmative:                119,279,402.742
          Withhold:                     3,657,408.313
          Total:                      122,936,811.055

          John G. Schreiber
          Affirmative:                119,308,710.739
          Withhold:                     3,628,100.316
          Total:                      122,936,811.055

         Hubert D. Vos
         Affirmative:                 119,245,347.619
         Withhold:                      3,691,463.436
         Total:                       122,936,811.055

        Paul M. Wythes
        Affirmative:                   119,250,495.381
        Withhold:                        3,686,315.674
        Total:                         122,936,811.055

        James S. Riepe
        Affirmative:                   119,312,241.886
        Withhold:                        3,624,569.169
        Total:                         122,936,811.055



T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

     Investment Services and Information


          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.


          ACCOUNT SERVICES

          Checking Available on most fixed-income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced



BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term



Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money



INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond




T. ROWE PRICE NO-LOAD
VARIABLE ANNUITIES

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio



Money Funds (cont.)

Summit Municipal
Money Market
Tax-Exempt Money


*    Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

     The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.



For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(registered trademark)  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired,
call: 1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.    C10-050  10/31/01